EXHIBIT 10.29

                           CONVERTIBLE PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

$1,500,000.00                                                      MARCH 5, 2004

                                                          BURLINGAME, CALIFORNIA

         FOR VALUE RECEIVED, IA GLOBAL, INC., a Delaware corporation (the "COMPANY"), promises to pay to the order of PBAA FUND LTD. or its registered assigns (the "HOLDER"), the principal sum of $1,500,000.00 or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest from the date of issuance of this Note on the unpaid principal balance hereof at a rate equal to four and one-half percent (4.5%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) July 31, 2004 (the "MATURITY DATE"), or (ii) when such amounts are declared due and payable by the Holder or made automatically due and payable upon or after the occurrence of an Event of Default (as defined below). Interest on this Note shall be payable on the Maturity Date.

         This Note is issued pursuant to the Subscription Agreement (the "SUBSCRIPTION AGREEMENT") dated as of March 5, 2004 by and among the Company and the Holder.

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1. DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

                  (a) "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Delaware or the State of California are authorized to be closed.

                  (b) "CONVERSION PRICE" has the meaning set forth in Section 6(a) hereof.

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                  (c) "OBLIGATIONS" means the principal, interest and other
amounts payable under this Note.

                  (d) "TRANSACTION DOCUMENTS" shall mean this Note and the Subscription Agreement.

         2. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" under this Note:

                  (a) FAILURE TO PAY. The Company shall fail to pay (i) when due any principal payment on this Note or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document within five (5) Business Days of its due date; or

                  (b) BREACHES OF OTHER COVENANTS. The Company shall fail to observe or to perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents, other than those specified in Section 2(a) hereof, and such failure shall continue for thirty
(30) days; or

                  (c) VOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing; or

                  (d) INVOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within forty-five (45) days of commencement; or

                  (e) CROSS-DEFAULT. The Company or any of its subsidiaries shall default under any bond, debenture, note or other evidence of indebtedness for money borrowed, under any guarantee or under any mortgage, or indenture pursuant to which there shall be issued or by which there shall be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in indebtedness of at least $50,000 being due and payable prior to the date on which it would otherwise

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become due and payable and shall not have been issued by the Company or waived by the lender; or

                  (f) UNDISCHARGED JUDGMENT. One or more judgments for the payment of money in an amount in excess of $50,000 in the aggregate shall be rendered against the Company or any of its subsidiaries (or any combination thereof) and shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action is legally taken by a judgment creditor to levy upon any such judgment.

         3. RIGHTS OF HOLDER UPON DEFAULT. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 2(c) and 2(d) hereof) and at any time thereafter during the continuance of such Event of Default, the Holder may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(c) and 2(d) hereof, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

         4. PREPAYMENT. This Note may be prepaid as a whole or in part at any time prior to the Maturity Date upon at least five (5) Business Days' prior written notice to the Holder. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

         5. CONVERSION.

                  (a) CONVERSION INTO COMMON STOCK. The Holder, at its option and so long as the Company has a sufficient number of Shares reserved and available for issuance, may convert all or part of the sum of the principal and accrued interest then outstanding on the Note into Common Stock at any time after the date hereof (the "EFFECTIVE DATE") at a conversion price of $0.30 per share, subject to adjustment as provided in Section 6 hereof (the "CONVERSION PRICE").

                  (b) MECHANICS AND EFFECT OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of all of the principal and accrued interest outstanding under this Note, in lieu of the Company issuing any fractional shares to the Holder, the Company shall pay to the Holder the amount of outstanding principal that is not

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so converted, such payment to be in the form as provided below. On partial conversion of this Note, the Company shall issue to the Holder (i) the shares of Common Stock into which a portion of this Note is converted and (ii) a new convertible promissory note having identical terms to this Note, except that the principal amount thereof shall equal the difference between (A) the principal amount of this Note immediately prior to such conversion minus (B) the portion of such principal amount converted into Common Stock. Upon conversion of this Note pursuant to this Section, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Subscription Agreement and applicable state and federal securities laws in the opinion of counsel to Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Upon full conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note.

                  (c) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times, following its 2003 annual meeting, and assuming such increase in shares is approved at such meeting, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (d) PAYMENT OF TAXES. The Company will pay all transfer taxes or charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of this Note, except for any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which this Note was registered.

         6. CONVERSION PRICE ADJUSTMENTS.

                  (a) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time or from time to time after date of first issuance of this Note (the "DATE OF ORIGINAL ISSUE") effect a stock split or subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased, and, conversely, if the Company shall at any time or from time to time after the Date of Original Issue combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the stock split, subdivision or combination becomes effective.

                  (b) ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time after the Date of Original Issue

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issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, in each such event the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 6(b) to reflect the actual payment of such dividend or distribution.

                  (c) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or other property, in each such event provision shall be made so that the Holder of this Note shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable hereupon, the amount of securities of the Company or other property which such Holder would have received had this Note been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this
Section 6 with respect to the rights of the Holders of this Note or with respect to such other securities or other property by their terms. As used herein, the term "other property" does not include cash.

                  (d) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section
6), then in any such event the Holder shall have the right thereafter to convert this Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                  (e) REORGANIZATIONS. If at any time or from time to time after the Date of Original Issue there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification,

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exchange or substitution of shares provided for elsewhere in this Section 6), as a part of such capital reorganization provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the Holders after such capital reorganization to the end that the provisions of this Section 6 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of this Note) shall be applicable after that event and be as nearly equivalent as practicable.

                  (f) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of any Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of this Note, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

                  (g) NOTICES OF RECORD DATE. Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least twenty days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

                  (h) NO IMPAIRMENT. The Company shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the

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Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the Holders of this Note against dilution or other impairment as provided herein.

         7. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer described in Sections 9 and 10 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         8. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified only as to the Holder of this Note upon the written consent of the Company and the Holder.

         9. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. This Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

         10. ASSIGNMENT BY THE COMPANY. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Holder.

         11. TREATMENT OF NOTE. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

         12. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth in the Subscription Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

         13. EXPENSES; WAIVERS. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with

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such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

         14. GOVERNING LAW. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws provisions thereof. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the State of New York for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

         IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                        IA GLOBAL, INC.


                                        By:    /s/ Alan Margerison
                                               --------------------
                                        Name:  Alan Margerison
                                               --------------------
                                        Title: CEO
                                               --------------------


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